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                                                                    Exhibit 99.1

                          MASTER CONTRIBUTION AGREEMENT

             MASTER CONTRIBUTION AGREEMENT, dated as of May 13, 2002 (this "Agreement"), by and between NEW CENTURY MORTGAGE CORPORATION, as guarantor and contributor ("Contributor"), and NEW CENTURY FUNDING A, as Company ("Company").

             Contributor owns 100% of the outstanding equity of Company. Contributor intends to contribute to the capital of Company, from time to time, certain loans (the "Contributed Assets") in accordance with the terms hereof (with respect to the Contributed Assets contributed on any such date, each a "Closing Date"). Each of Contributor and Company has duly authorized the execution, delivery and performance of this Agreement for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

             In consideration of the mutual agreements herein contained, Contributor and Company agree as follows:

         l. All capitalized terms not defined herein shall have the meanings assigned to them in the Master Repurchase Agreement, dated as of May 13, 2002 (the "Repurchase Agreement"), between Company and Bank of America, National Association ("Buyer"), as amended or restated.

         2. On the Business Day preceding each Closing Date, Contributor shall deliver a Transaction Notice in accordance with the provisions of the Repurchase Agreement. Contributor hereby agrees that the Purchased Assets identified in each such Transaction Notice shall be Contributed Assets hereunder. On or before each Closing Date, Contributor shall execute and deliver to the Custodian, on behalf of Company and Buyer, a Confirmation of Contribution in substantially the form of Exhibit 1 hereto with respect to the related Contributed Assets, whereby Contributor shall contribute to the capital of, assign, transfer, set over and otherwise convey to Company, without recourse, all of the right, title and interest in, to and under such Contributed Assets, including without limitation all amounts distributable in respect of such Contributed Assets payable after such Closing Date; provided, however, that notwithstanding the failure of Contributor to execute such Confirmation of Contribution, if a Transaction is entered into pursuant to the Repurchase Agreement, the contribution of the related Purchased Assets shall be conclusively deemed to have occurred on the initial Purchase Date of such Purchased Assets. In accordance with the terms of the Repurchase Agreement, Contributor agrees to remit, or cause to be remitted, to Buyer or the Custodian, as appropriate, immediately upon receipt thereof, any amount in respect of any Contributed Asset distributed directly to or otherwise received by Contributor after the related Closing Date.

         3. The parties hereto acknowledge that Company intends to sell and transfer the Contributed Assets to Buyer pursuant to the terms of the Repurchase Agreement. Accordingly, Company hereby instructs Contributor to deliver the Contributed Assets directly to Buyer, or its designee, as designee of Company, in accordance with the terms and provisions of the

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Repurchase Agreement and the Custody Agreement.

         4. It is intended that the conveyance of the Contributed Assets by Contributor to Company as provided hereby be, and be construed as, an absolute contribution of the Contributed Assets to the capital of Company by Contributor. Furthermore, it is not intended that such conveyance be deemed a pledge of such Contributed Assets by Contributor to Company to secure a debt or other obligation of Contributor. However, in the event that, notwithstanding the intent of the parties, such Contributed Assets are held to be property of Contributor, or if for any reason this Agreement is held or deemed to create a security interest in such Contributed Assets, then it is intended that:

             (a) this Agreement shall also be deemed a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction;

             (b) the conveyance provided for in this Section shall be deemed to be a grant by Contributor to Company of a security interest in all of Contributor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired in, to and under the Contributed Assets, and all payments and other distributions thereon after the Closing Date, and all proceeds of the foregoing;

             (c) the possession by Company (or any subsequent assignee, including, without limitation, Buyer) or its agent of the Contributed Assets or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-313, 8-313 or 8-321 thereof); and

             (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of Company (or any subsequent assignee, including, without limitation, the Custodian) for the purpose of perfecting such security interest under applicable law.

             Contributor shall take such actions as may be reasonably deemed necessary to ensure that, if this Agreement were deemed to create a security interest in such Contributed Assets and other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Repurchase Agreement; provided, however, that absent notice from Buyer to the contrary, Contributor shall be conclusively deemed to have satisfied the provisions of this paragraph as to any Contributed Asset that is subject to a

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Transaction (as such term is defined in the Repurchase Agreement) if with respect to such Contributed Asset, Contributor has performed all of Contributor's obligations as set forth in the Repurchase Agreement and the Custody Agreement as the same may be amended from time to time.

         5.  Contributor hereby covenants and agrees that:

             (a) it will pay from its own funds and assets (and not Company's) all obligations and indebtedness incurred by it;

             (b)  it will not conduct its business in the name of Company;

             (c) it will not operate or purport to operate as an integrated, single economic unit with respect to Company or seek or obtain credit or incur any obligation to any third party based on the assets of Company or induce any such third party to reasonably rely on the creditworthiness of Company in connection therewith;

             (d) the accounting records of Contributor will disclose the effect of the transactions contemplated hereby in accordance with generally accepted accounting practices and relevant pronouncements; and

             (e) Immediately prior to its transfers provided for herein, Contributor had good title to, and was the sole owner of, each Contributed Asset, free and clear of any pledge, lien, encumbrance or security interest.

         6. With respect to each Contributed Asset, Contributor hereby makes all of the applicable representations and warranties set forth in Appendix A to the Custody Agreement as of the related Closing Date and the date the Loan File is delivered to the Custodian in accordance with the Custody Agreement. Contributor hereby acknowledges that Buyer is relying upon the representations, warranties and covenants made by it in this Agreement, the Repurchase Agreement and the Custody Agreement, and agrees that Buyer and its successors and assigns are entitled to enforce the remedies for a material breach of such representations, warranties and covenants directly against Contributor. In addition, Contributor agrees to make the representations and warranties set forth in Appendix A to the Custody Agreement as of the "cut-off date" of the securitization or whole loan sale of the related Loans by Company or Buyer, as applicable; provided, however, that to the extent that Contributor has at the time of such securitization or whole loan sale actual knowledge of any facts or circumstances that would render any of such representations and warranties materially false, Contributor shall have no obligation to make such materially false representation and warranty.

         7. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Buyer is an intended third party beneficiary of this Agreement, entitled to enforce the provisions hereof as if a party hereto.

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         8.  Except as provided herein, any notice required or permitted by this
Agreement shall be in writing and shall be effective and deemed delivered only when received by the party to which it is sent; provided, however, that a facsimile transmission shall be deemed to be received when transmitted so long as the transmitting machine has provided an electronic confirmation (without error message) of such transmission. Any such notice shall be sent to a party at the address or facsimile transmission number set forth below:

         if to Contributor,
         -----------------

                 New Century Mortgage Corporation
                 18400 Von Karman
                 Irvine, California 92612
                 Attention:  Stergios Theologides, Esq.
                         Telephone:  (949) 863-7243
                         Facsimile:  (949) 440-7033

         if to Company,
         -------------

                 New Century Funding A
                      c/o Christiana Bank & Trust Company
                 1314 King Street
                 Wilmington, Delaware 19801
                         Attention:  Corporate Trust Administration

                 with a copy to:

                 New Century Funding Corporation
                 as administrator of New Century Funding A
                 18400 Von Karman
                 Irvine, California 92612
                 Attention:  Stergios Theologides, Esq.
                         Telephone:  (949) 863-7243
                         Facsimile:  (949) 440-7033

         9. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         10. Neither this Agreement nor any term hereof may be changed, waived discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, and which taken together shall

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constitute one and the same instrument.

       11. This Agreement shall remain in full force and effect until the Termination Date of the Repurchase Agreement.

       12.   It is expressly understood and agreed by the parties hereto that
(a) this side letter is executed and delivered by Christiana Bank & Trust Company, not individually or personally but solely as trustee of the Seller, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Seller is made and intended not as personal representations, undertakings and agreements by Christiana Bank & Trust Company but is made and intended for the purpose for binding only the Seller, (c) nothing herein contained shall be construed as creating any liability on the Christiana Bank & Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall the Christiana Bank & Trust Company be personally liable for the payment of any indebtedness or expenses of the Seller or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Seller under this side letter or any other related documents.

                            [signature page follows]

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             IN WITNESS WHEREOF, Contributor and Company have caused this
Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                           NEW CENTURY MORTGAGE CORPORATION


                                           By:         /s/ Patrick Flanagan
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:  President
                                                     ---------------------------



                                           NEW CENTURY FUNDING A

                                           By: Christiana Bank & Trust Company,
                                           not in its individual capacity but
                                           solely as trustee


                                           By:         /s/ Debra A. Balliet
                                              --------------------------------
                                               Name:
                                                    --------------------------
                                               Title:  Trust Officer
                                       6             -------------------------